AXA PREMIER VIP TRUST

SUPPLEMENT DATED DECEMBER 31, 2010 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010, AS SUPPLEMENTED

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or by visiting the Trust’s website at www.axa-equitablefunds.com.

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Information Regarding

Multimanager Aggressive Equity Portfolio

The following information is added to the chart in “Appendix B — Portfolio Manager Information — Multimanager Aggressive Equity Portfolio” to reflect the following:

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
GOODMAN & CO. NY LTD.
Noah Blackstein	1	$1.4 Million	9	$803.7 Million	0	N/A	0	N/A	5	$459.3 Million	0	N/A
T. ROWE PRICE ASSOCIATES, INC.
Robert W. Sharps	6	$3.6 Billion	9	$8.3 Billion	34	$3.8 Billion	0	N/A	0	N/A	0	N/A
WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.
William A. Muggia	9	$2.5 Billion	13	$694 Million	578	$9.2 Billion	0	N/A	5	$302 Million	15	$697 Million

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The following information is added to the section under the heading “Appendix B — Portfolio Manager Information — Multimanager Aggressive Equity Portfolio”:

GOODMAN & CO. NY LTD.

Description of any material conflicts

At time of writing, we do not believe any material conflicts would arise in the management of the Fund’s investments by the portfolio manager and the other accounts referred to in column (a)(2). In order to ensure such conflicts do not arise, we have a stringent Fair Allocation Policy that ensures clients are all treated equally. In addition, we have procedures in place to identify any potential conflicts of interest and any such issues are reviewed by the Independent Review Committee that represents interests of clients. Should any material conflict arise in the future, we would notify the Fund immediately and take immediate steps to resolve it.

Portfolio Manager Compensation

Base Salaries

A generous base salary that is in line with industry standards is paid and the appropriate human resources agencies are consulted to ensure that these levels are maintained.

Bonuses

Annual bonus is dependent on the following factors:

–	Performance for short, medium and long-term performance, with long-term results gathering the greater weight;

–	Performance is considered total return and gross of taxes;

–	Level of assets under management;

–	Contribution to investment team for investment insights and recommendations and contribution to marketing efforts;

Long-term Incentive Program

A further bonus, one that is deferred, is paid in parent company shares that vest after a three-year period. The level of this bonus is dependent on the usual factors for bonus plus an awareness of the portfolio manager’s key role in the management of his funds.

Stock Incentives in Parent Company, DundeeWealth Inc.

Key individuals, such as executive management and senior investment professionals, including the portfolio manager for this product, may be provided with stock incentives that are dependent on factors individual to each.

Stock Purchase Program

Up to 10% of an employee’s salary may be purchased in the stock of the publicly-listed parent company, DundeeWealth Inc., and the contribution will be matched 100% by GCICL.

Contributions to Group RRSP

GCICL has a phased in program for contributions, starting with a match of up to 20% of an employee’s contribution in the first year of employment to a match of 100% of such contributions by the 5th year of an employee’s tenure with the firm. Tax rules in the Canadian market permit a maximum contribution of $19,000 to a group RRSP. As such, GCICL contribution would be $9,500 annually.

Performance Based Fees

The other funds managed by the portfolio manager incur performance-based fees and he participates in a portion of those fees. Since the Trust will not be charged performance-based fees, there will be some differences in the compensation to the manager by the Fund as opposed to other clients.

Ownership of Securities of the Portfolio as of December 31, 2009

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Noah Blackstein	X

T. ROWE PRICE ASSOCIATES, INC.

Description of any material conflicts

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Compensation” section below, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Portfolio Managers Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

Portfolio manager compensation is based partly on performance. Investment performance over one-, three-, five-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced are applied consistently across similar strategies. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms.

Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/ hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Ownership of Securities of the Portfolio as of December 31, 2009

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Robert W. Sharps	X

WESTFIELD CAPITAL MANAGEMENT COMPANY, L.P.

Description of any material conflicts

The management of multiple accounts may result in the Investment Committee (the “IC”) allocating unequal attention and time to the management of each account if each has different objectives, benchmarks, time horizons, and fees as the Investment Committee must allocate their time and investment ideas across multiple accounts.

From time to time, the same securities may be recommended for accounts that incorporate a performance fee and those that do not. If this is the case, the securities are allocated in a manner Westfield believes to be fair and equitable to all effected accounts. Although Westfield seeks best execution for security transactions, a potential conflict can exist in determining which broker to use to execute transaction orders because Westfield may be limited by a client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. To fulfill our obligation to seek best execution, while satisfying client directed brokerage arrangements, Westfield may bundle directed broker orders with non-directed broker orders, and then utilize step out trades to satisfy the direction. If a client directed brokerage arrangement does not allow the use of step-out trades, such orders will typically go last.

In selecting a broker to execute a transaction for a client account, Westfield may take into account services or benefits provided to Westfield by the broker (or by any other party pursuant to an arrangement with the broker), only when all of the following conditions are satisfied:

1.	Westfield is exercising investment discretion in the transaction.

2.	The client obtains best execution.

3.	The only compensation to the broker for executing the transaction is a disclosed commission. (That is, the broker is not dealing out of inventory, acting as a market maker in the security or otherwise charging an undisclosed markup or spread).

4.	Westfield has determined, in good faith, that the amount of commission on the transaction is reasonable in relation to the value of the research services provided by the broker, viewed in terms of either that transaction or Westfield’s overall responsibilities to its discretionary client accounts.

Westfield’s Portfolio Strategist serves as the control person, with oversight by the Chief Investment Officer and Chief Compliance Officer, for commission allocation and the review, approval, and hiring of research services. The IC discusses research services quarterly to ensure we are extracting the most value from the services to which we subscribe. The IC reviews and approves research services prior to the hiring of such services.

In September 2006, Mr. Matthew Strobeck was elected to the Board of Directors of Metabolix, Inc. (“Metabolix”), a publicly traded biotech company headquartered in Cambridge, Massachusetts. With the exception of trades required for client directed withdrawals or contributions, rebalancing, and dispersion, Westfield will purchase or sell Metabolix securities during specified time periods (“trading windows”) defined by Metabolix’s trading window/blackout policy. Due to the restrictions imposed by Metabolix’s trading window/blackout period policy, Westfield trades Metabolix securities only in certain limited partnerships.

Personal securities transactions will raise potential conflicts of interest. Westfield employees personal trading activities are regulated by the firm’s Code of Ethics and monitored by Compliance. The same trading windows apply to Metabolix transactions in Westfield employees’ personal investment accounts.

Portfolio Manager Compensation

William A. Muggia, President, CEO, CIO, and Partner of Westfield, is the lead member of the Investment Committee, which has day to day management responsibility of the Fund. As with all strategies at Westfield, investment decisions for the Fund are made at the product level by consensus of the Investment Committee. Members of the Investment Committee may be eligible to receive various components of compensation:

•	Investment Committee members receive a base salary commensurate with industry standards. This salary is reviewed annually during the employee’s performance assessment.

•

Investment Committee members also receive a performance based bonus award. This bonus award is determined and paid in December. The amount awarded is based on the employee’s individual performance attribution and overall contribution to the investment performance of Westfield. While the current calendar year is a primary focus, a rolling three year attribution summary is also considered when determining the bonus award.

•

Investment Committee members may be eligible to receive equity interests in the future profits of Westfield. Individual awards are typically determined by a member’s overall performance within the firm, including contribution to company strategy, participation in marketing and client services initiatives, as well as longevity at the firm. The key members of Westfield’s management team who receive equity interests in the firm enter into agreements restricting post-employment competition and solicitation of clients or employees of Westfield. This compensation is in addition to the base salary and performance based bonus. Equity interest grants typically vest over five years.

Additionally, Mr. Muggia is entitled to receive a portion of any performance fees earned on accounts, for which he serves as sole discretionary manager, which have a portion of their advisory fee based on performance. Mr. Muggia is also granted discretion to award a portion of any performance-based fees earned by such accounts to any member of Westfield.

Ownership of Securities of the Portfolio as of December 31, 2009

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
William A. Muggia	X

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Information Regarding

Multimanager Core Bond Portfolio

The following information is added to the chart in “Appendix B — Portfolio Manager Information — Multimanager Core Bond Portfolio" to reflect the following:

MULTIMANAGER CORE BOND PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
BLACKROCK FINANCIAL MANAGEMENT, INC.
Matthew Marra	32	$20.87 Billion	1	$317.2 Million	8	$2.23 Billion	0	N/A	0	N/A	1	$629.1 Million
Brian Weinstein	7	$4.52 Billion	42	$6.7 Billion	137	$44.66 Billion	0	N/A	3	$821.4 Million	19	$2.95 Billion
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (Information is as of November 30, 2010)
Saumil H. Parikh	8	$3.7 Billion	9	$2 Billion	71	$29.3 Billion	0	N/A	0	N/A	8	$4.2 Billion

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Information Regarding

Multimanager Mid Cap Value Portfolio

Effective January 14, 2011, Wellington Management Company, LLP (“Wellington”) will no longer serve as a sub-adviser to an allocated portion of the Portfolio. AXA Equitable Life Insurance Company will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC and Tradewinds Global Investors, LLC will remain as sub-advisers to the Portfolio. Each new sub-adviser expects to realign its respective Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective January 14, 2011, all references in the Prospectus to Wellington as a sub-adviser to the Portfolio are hereby deleted.

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The information in the chart under the section “Appendix B — Portfolio Manager Information — Multimanager Mid Cap Value Portfolio” is deleted and replaced with the following:

MULTIMANAGER MID CAP VALUE PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
Steven M. Joenk	8	$9.28 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	8	$9.28 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
BLACKROCK INVESTMENT MANAGEMENT, LLC
Debra L. Jelillian	43	$30.79 Billion	32	$20.35 Billion	38	$51.96 Billion	0	N/A	0	N/A	2	$1.34 Billion
Edward Corallo	43	$33.19 Billion	156	$393.9 Billion	42	$102.3 Billion	0	N/A	7	$6.07 Billion	5	$13.07 Billion
DIAMOND HILL CAPITAL MANAGEMENT, INC.
Chris Welch, CFA	7	$2.6 Billion	0	N/A	224	$2.5 Billion	0	N/A	0	N/A	4	$28 Million
Tom Schindler, CFA	2	$840 Million	0	N/A	28	$215 Million	0	N/A	0	N/A	0	N/A
Chris Bingaman, CFA	6	$2.9 Billion	0	N/A	47	$247 Million	0	N/A	3	$239 Million	0	N/A
KNIGHTSBRIDGE ASSET MANAGEMENT, LLC
John Prichard	0	N/A	1	$1.4 Million	1348	$1.1 Billion	0	N/A	1	$1.4 Million	9	$8.2 Million
TRADEWINDS GLOBAL INVESTORS, LLC
David B. Iben	12	$12.3 Billion	2	$87.1 Million	9	$1.3 Billion	2	$9.1 Billion	0	N/A	1	$18.8 Million

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The following information is added to the section under the heading “Appendix B — Portfolio Manager Information — Multimanager Mid Cap Value Portfolio”:

DIAMOND HILL CAPITAL MANAGEMENT, INC.

Portfolio Managers Compensation

All of the portfolio managers, and research analysts, are paid by the adviser a competitive base salary based on experience, external market comparisons to similar positions, and other business factors. To align their interests with those of shareholders, all portfolio managers also participate in an annual cash and equity incentive compensation program that is based on:

•	The long-term pre-tax investment performance of the Fund(s) that they manage,

•	The Adviser’s assessment of the investment contribution they make to Funds they do not manage,

•	The Adviser’s assessment of each portfolio manager’s overall contribution to the development of the investment team through ongoing discussion, interaction, feedback and collaboration, and

•	The Adviser’s assessment of each portfolio manager’s contribution to client service, marketing to prospective clients and investment communication activities.

Long-term performance is defined as the trailing five years (performance of less than five years is judged on a subjective basis). Investment performance is measured against an absolute return target for each Fund, the respective Fund’s benchmark and its Morningstar or Lipper peer group.

Incentive compensation is paid annually from an incentive pool that is determined by the compensation committee of the adviser’s parent firm, Diamond Hill Investment Group, Inc. The compensation committee, which is comprised of outside members of the board of directors, makes its determination as to the amount of the pool based on overall firm operating margins compared to similar firms. The portfolio managers are also eligible to participate in the Diamond Hill Investment Group, Inc. 401(k) plan and related company match.

Other Portfolio Manager Information

Each of the Portfolio Managers is also responsible for managing other account portfolios in addition to the respective Funds in which they manage. Management of other accounts in addition to the Funds can present certain conflicts of interest, including those associated with different fee structures and various trading practices. The Adviser has implemented specific policies and procedures to address any potential conflicts.

Performance Based Fees

Diamond Hill Capital Management, Inc. (“Adviser”) manages certain accounts, including private investment funds (a.k.a. “Hedge Funds”) for which part of its fee is based on the performance of the account/fund (“Performance Fee Accounts”). As of result of the performance based fee component, the Adviser may receive additional revenue related to the Performance Fee Accounts. None of the Portfolio Managers receive any direct incentive compensation related to their management of the Performance Fee Accounts; however, revenues from Performance Fee Accounts management will impact the resources available to compensate Portfolio Managers and all staff.

Trade Allocation

The Adviser manages numerous accounts in addition to the Funds. When a Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for a Fund because of increased volume of the transaction. However, when another of the Adviser’s clients specifies that trades be executed with a specific broker (“Directed Brokerage Accounts”), a potential conflict of interest exists related to the order in which those trades are executed and allocated. As a result, the Adviser has adopted a trade allocation policy in which all trade orders occurring simultaneously among any of the Funds and one or more other discretionary accounts are blocked and executed first. After the blocked trades have been completed, the remaining trades for the Directed Brokerage Accounts are then executed.

KNIGHTSBRIDGE ASSET MANAGEMENT, LLC

Knightsbridge performs investment management services for other accounts, including proprietary accounts, similar to those provided to the Portfolio and the investment action for such other accounts and the Portfolio may differ. Additionally, the management of other strategies and multiple accounts may give rise to potential conflicts of interest, as the investment team must allocate time and effort to other accounts and the Portfolio. Knightsbridge may discover an investment opportunity that may be suitable for more than one account or strategy which may be limited so that all accounts or strategies for which the investment would be suitable may not be able to participate. Knightsbridge has a fiduciary duty to manage all client accounts in a fair and equitable manner and has adopted policies and procedures designed to address potential conflicts.

As a principal of Knightsbridge, John Prichard’s compensation is tied to the net income of firm.

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Information Regarding

Multimanager Multi-Sector Bond Portfolio

The following information is added to the chart in “Appendix B — Portfolio Manager Information — Multimanager Multi-Sector Bond Portfolio” to reflect the following:

MULTIMANAGER MULTI-SECTOR BOND PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (Information is as of November 30, 2010)
Saumil H. Parikh	8	$3.7 Billion	9	$2 Billion	71	$29.3 Billion	0	N/A	0	N/A	8	$4.2 Billion

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Information Regarding

Multimanager Small Cap Growth Portfolio

Effective January 14, 2011, Eagle Asset Management, Inc. (“Eagle”) will no longer serve as a sub-adviser to an allocated portion of the Portfolio. AXA Equitable Life Insurance Company will remain as investment manager to the Portfolio and BlackRock Investment Management, LLC and Wells Capital Management Inc. will remain as sub-advisers to the Portfolio. Each new sub-adviser expects to realign its respective Active Allocated Portion of the Growth Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Growth Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

Effective January 14, 2011, all references to Eagle in the Prospectus are hereby deleted.

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The information in the chart under the section “Appendix B — Portfolio Manager Information — Multimanager Small Cap Growth Portfolio” is deleted and replaced with the following:

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA FUNDS MANAGEMENT GROUP UNIT (“ADVISER”)
Steven M. Joenk	8	$9.28 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Alwi Chan	8	$9.28 Billion	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
BLACKROCK INVESTMENT MANAGEMENT, LLC
Debra L. Jelillian	43	$30.79 Billion	32	$20.35 Billion	38	$51.96 Billion	0	N/A	0	N/A	2	$1.34 Billion

MULTIMANAGER SMALL CAP GROWTH PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Edward Corallo	43	$33.19 Billion	156	$393.9 Billion	42	$102.3 Billion	0	N/A	7	$6.07 Billion	5	$13.07 Billion
MORGAN STANLEY INVESTMENT MANAGEMENT, INC.
Dennis Lynch	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
David Cohen	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
Sam Chainani	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
Alexander Norton	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
Jason Yeung	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
Armistead Nash	35	$19.54 Billion	4	$1.4 Billion	3268	$952 Million	0	N/A	0	N/A	0	N/A
NORTHPOINTE CAPITAL, LLC
Carl Wilk	0	N/A	3	$40 Million	25	$587.6 Million	0	N/A	0	N/A	4	$67.6 Million
Karl Knas	0	N/A	5	$49 Million	33	$807.3 Million	0	N/A	0	N/A	4	$67.6 Million
WELLS CAPITAL MANAGEMENT INC.
Jerome Philpott	9	$1.7 Million	2	$30 Million	18	$1.6 Million	0	N/A	0	N/A	3	$418 Million
Stuart Roberts	9	$1.7 Million	2	$30 Million	20	$1.6 Million	0	N/A	0	N/A	3	$418 Million

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The following information is added to the section under the heading “Appendix B — Portfolio Manager Information — Multimanager Small Cap Growth Portfolio”:

MORGAN STANLEY INVESTMENT MANAGEMENT, INC.

Description of any Material Conflicts

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser and/or Sub-Advisers.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Bonus.

•

Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•

Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser and/or Sub-Advisers or their affiliates. For 2009 awards, this provision was further strengthened to allow the Firm to clawback compensation if the Firm realizes losses on certain trading position, investments or holdings.

•

Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser and/or Sub-Advisers or their affiliates.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•

Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- , five- and ten-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable.

Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser and/or Sub-Advisers.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

NORTHPOINTE CAPITAL, LLC

Description of any material conflicts

As part of our overall compliance environment, and as part of our policies and procedures, NorthPointe Capital is required to identify possible material conflicts of interest and develop policies and procedures designed to mitigate those risks. As a result, while possible conflicts may exist, as described below, we believe that we have developed policies designed to address those risks.

Conflicts of interest could occur in the management of client accounts, including the allocation of investment opportunities or brokerage, due to many factors, including client fee arrangements, size, research availability, and brokerage arrangements. NorthPointe Capital has adopted polices to address these risks, including aggregating and allocating transactions whenever possible and in accordance with its policies, which are consistent with its duty to seek best execution for the clients whose orders are aggregated. When aggregating orders for clients who give us unrestricted brokerage discretion, no client is favored over any other client; each client participating in the aggregated order will participate at the average share price calculated for the aggregate order rounded to the nearest one share, with transaction costs shared pro-rata based on each client’s participation in the transaction subject to the brokerage fee rates negotiated by the brokerage firm. Securities purchased or sold in a batched transaction are allocated pro rata, when appropriate, to the participating client accounts in proportion to the size of the order placed for each account and rounded to the nearest one share. Accounts that compensate NorthPointe Capital on a performance fee basis, as well as internal and seed type accounts are traded on the same basis as unrestricted discretionary client accounts.

In the area of employee personal trading, NorthPointe Capital has adopted a Code of Ethics designed to uphold the following principles: (1) that NorthPointe Capital’s duty at all times is to place the interests of clients first; (2) that all personal securities transactions conducted by all officers or employees of NorthPointe Capital shall be conducted consistently with the provisions of the Code and in a manner to avoid any actual or potential conflict of interest or any abuse of that individual’s position of trust and responsibility; and (3) that NorthPointe’s officers and employees shall not take inappropriate advantage of their positions. Personal securities transactions require preapproval and are subject to holding periods, in addition to other restrictions.

Compensation

NorthPointe Capital’s employees are compensated through a well-articulated program designed to attract as well as retain key talent, and to focus employees on firm goals rather than individual accomplishments. The program starts with an aggressive equity program. All senior investment professionals in the firm own equity, as well as representatives from marketing and operations. This gives all parts of the firm a stake in the continued success of the firm. Equity in the firm may be purchased or granted. Grants vest over three years, which ensures that partners focus on the longer term success of the firm. The two components of cash compensation include a competitive base salary and bonus program. The base salaries are benchmarked to industry averages while the bonus program has both an objective and discretionary component. The investment personnel may receive an objective bonus based on the additional return or alpha generated by their stock picks and portfolio returns respectively. Finally, we recognize employees who make extraordinary contributions to the firm’s success with a discretionary bonus.

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Information Regarding

Multimanager Small Cap Value Portfolio

Effective January 14, 2011, Horizon Asset Management, Inc. will be added as an additional sub-adviser to the Portfolio. The new sub-adviser expects to realign its Active Allocated Portion of the Portfolio to reflect its proprietary investment techniques. As a result, during this transition period, the Portfolio may experience higher portfolio turnover than normal and higher related transaction costs, including brokerage commissions.

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The following information is added to the chart in “Appendix B — Portfolio Manager Information — Multimanager Small Cap Value Portfolio” to reflect the following:

MULTIMANAGER SMALL CAP VALUE PORTFOLIO
	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of December 31, 2009.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
HORIZON ASSET MANAGEMENT, INC.
Murray Stahl	2	$160 Million	7	$306 Million	932	$1.2 Billion	0	N/A	6	$192 Million	0	N/A

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The following information is added to the section under the heading “Appendix B — Portfolio Manager Information — Multimanager Small Cap Value Portfolio”:

HORIZON ASSET MANAGEMENT, INC.

Potential Conflicts of Interest

As an investment adviser and fiduciary, Horizon Asset Management, Inc. (“Horizon”) has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. Horizon has developed policies and procedures reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest including, but not limited to, the areas of employee personal trading, managing multiple accounts for multiple clients, allocation of investment opportunities and other business activities.

Employee Personal Trading. Horizon has adopted a Code of Ethics designed to detect and prevent potential conflicts of interest when the firm, its investment professionals and/or its other employees own, buy or sell securities that may be owned by, or bought or sold for, its clients. Personal securities transactions by the firm and/or an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or while such issuer is being researched by Horizon. Subject to the reporting requirements and other limitations of its Code of Ethics (such as blackout and holding periods), Horizon permits its employees to engage in personal securities transactions.

Managing Multiple Accounts for Multiple Clients. Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts. Horizon’s investment professionals have responsibilities for managing multiple funds and accounts with common investment strategies. These funds and/or accounts may be other registered investment companies, separate accounts and/or unregistered commingled funds. Horizon has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs.

Allocation of Investment Opportunities. Horizon seeks to provide best execution of all securities transactions. However, Horizon’s side-by-side management of funds and/or accounts with incentive fee arrangement in tandem with other funds and/or accounts creates potential conflicts of interest. To this end, Horizon has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise, and to ensure all accounts are treated fairly. Under normal circumstances, Horizon aggregates and then allocates securities to appropriate client accounts in a fair and timely manner, without regard to an account’s fee arrangements.

Other Business Arrangements. Horizon authors research reports and makes such reports available on a subscription basis to institutional clients. As these situations may represent a potential conflict of interest, Horizon has adopted restrictive policies and procedures as appropriate to detect and mitigate or prevent potential conflicts of interest. These policies and procedures include, but are not limited to, a restriction on trading in certain securities while such research reports are being composed and until after such reports have been published. These restrictions on trading may adversely affect Horizon’s ability to implement its investment strategies.

Portfolio Manager Compensation

Non-owner Portfolio Managers are compensated with salary and incentive compensation. Salary is typically a function of the skill and experience of the individual portfolio manager. Incentive compensation is typically designed to align the interests of the portfolio manager with that of Fund investors and the overall firm. Portfolio Managers who are owners of the firm participate in the overall profitability of the firm through distributions.